UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        September 24, 2004
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                         Presidential Realty Corporation
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             (Exact name of registrant as specified in its charter)


             DELAWARE                1-8594                   13-1954619
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  (State or other            (Commission File Number)       (I.R.S. Employer
   jurisdiction of                                       Identification Number)
   incorporation)

  180 South Broadway, White Plains, New York                       10605
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code             (914) 948-1300
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                          No change since last Report
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17CFR240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))



This Amendment to Form 8-K amends the Company's Current Report on Form 8-K filed on October 1, 2004 (the "Acquisition Form 8-K").

ITEM 1.01   Entry into a Material Definitive Agreement and

ITEM 2.01   Completion of Acquisition or Disposition of Assets.

As reported in the Acquisition Form 8-K, on September 24, 2004 the Company obtained the right to acquire, and closed the acquisition of, the Martinsburg Mall, an enclosed regional shopping mall containing gross leasable area of approximately 552,000 square feet, in Martinsburg, West Virginia (the "Martinsburg Property"). The Martinsburg Property, along with the four other shopping malls referred to below, were owned by Pennsylvania Real Estate Investment Trust and under contract of sale to an affiliate of The Lightstone Group ("Lightstone"). Presidential obtained the right from Lightstone to acquire the Martinsburg Mall. As part of the transactions with Lightstone, Lightstone will manage the Martinsburg Property and was given a 71% economic interest in the property.

In addition, on September 28, 2004 Presidential made an $8,600,000 mezzanine loan to Lightstone (the "Presidential Mezz Loan") in connection with the acquisition by Lightstone of the Shenango Valley Mall, the West Manchester Mall, the Bradley Square Mall, and the Mount Berry Square Mall,(the "Other Properties"). The Presidential Mezz Loan is secured by the ownership interests in the entities owning the Other Properties. In connection with the transactions with Lightstone, Presidential obtained a 29% economic interest in the entities owning the Other Properties.

ITEM 9.01         Financial Statements and Exhibits

(a) In the Acquisition Form 8-K, the Company stated that it would file required financial information by December 10, 2004. Subsequent to the September acquisition and the filing of the Acquisition Form 8-K, it became apparent that Presidential would not be able to obtain access to the information necessary to prepare the required financial information. Presidential is continuing to work with Lightstone to obtain access to the financial information from Pennsylvania Real Estate Investment Trust. The failure to provide the necessary acquisition financial information results in Presidential being delinquent in its federal securities law filing obligations.

(c)      Exhibits

         Exhibit 99.1      Company's Press Release dated December 10, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  December 10, 2004                      PRESIDENTIAL REALTY CORPORATION



                                              By:/s/ Jeffrey F. Joseph
                                                 ---------------------
                                                  Jeffrey F. Joseph
                                                  President